UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended December 31, 2004

Item 1. Report to Stockholders.

Calvert
Investments that make a difference(R)

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December 31, 2004

Annual Report
Calvert Municipal Fund, Inc.
National Municipal Intermediate Fund
California Limited-Term
Municipal Fund

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
11

Report of Independent Registered Public Accounting Firm
13

Statements of Net Assets
14

Statements of Operations
20

Statements of Changes in Net Assets
21

Notes to Financial Statements
23

Financial Highlights
28

Explanation of Financial Tables
30

Proxy Voting and Availability of Quarterly Portfolio Holdings
32

Director and Officer Information Table
34

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Dear Shareholders:

Through the reporting year ended December 31, 2004, economic growth and corporate profits have maintained strength, though markets have certainly been influenced by concerns about the war in Iraq, record oil prices, the U.S. Presidential election, and rising interest rates.

The Federal Reserve's five increases in the Fed funds rate during 2004 were the most in a decade, but the result was a historically still-low 2.25% at the end of the year. With these moves, the Fed was attempting to support sustained economic growth while keeping inflation in check.

Other concerns affecting the economy and fixed-income markets included improving but still-slow job growth, high levels of household debt, a weakening dollar, large current account deficits and U.S. budget deficits.

Of course, the increase in short-term interest rates caused money market rates to rise as well. But longer interest rates rose in response to on high oil prices, which tend to act as a tax on consumers and therefore a drag on economic growth. So despite the third-busiest year ever for municipal bond issuance,1 long-term municipal bond yields stayed about the same. These varying influences were reflected across the results seen in our bond and money market portfolios.

Calvert News

Calvert continued our leadership in investment management excellence and corporate responsibility over the past year. I'm pleased to report that Calvert Asset Management Company (CAMCO), the team which manages the fixed income and money market funds, was featured in a number of leading financial publications during the year, including Kiplinger's, SmartMoney, and Bloomberg Magazine.

In June 2004, we launched the Calvert Women's Principles, the first global code of conduct for corporations that is focused on addressing gender inequalities and empowering, advancing, and investing in women worldwide. This landmark initiative has been making headlines in media in the U.S. and abroad, including The Wall Street Journal, BusinessWeek, The Christian Science Monitor, NPR Marketplace Morning Report, and Associated Press Worldstream.

With the introduction of several innovative tools for advisors and investors, Calvert once again received awards in 2004 for Web marketing excellence from the Web Marketing Association and Dalbar, a leading financial-services market research firm.

A Long-Term Perspective

In managing our funds, Calvert emphasizes a long-term approach and outlook, favoring fundamentally strong investments, diversified portfolios, and a disciplined process. We recommend the same approach to our shareholders. As always, we encourage investors to keep their long-term investment objectives front and center, avoiding reactions to short-term market and economic developments.

Working with a financial professional can help you gain important insights into investment markets, personal investment planning, and the discipline it takes to stay with a thoughtful strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2005

1. Source: The Bond Buyer and Thompson Financial Securities Data.

Portfolio Managers

Thomas A. Dailey

Gary Miller

Dan Hayes

Fund Information asset allocation intermediate tax-exempt bonds NASDAQ symbol National CINMX CUSIP number National 131616-20-3

Calvert National Municipal
Intermediate Fund

Performance

For the 12-month reporting period ended December 31, 2004, Calvert National Municipal Intermediate Fund Class A shares returned 1.94%. The benchmark Lehman Municipal 10-Year Bond Index returned 4.15% for the same period. Our peer group, the Lipper Intermediate Municipal Debt Funds Average, returned 2.59%. The Fund ranks in the top 40th percentile in the Lipper Intermediate Municipal category for the three- and five-year periods ended December 31, 2004.1

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high, and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) hiked the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Tax-exempt money market rates rose in reaction to the hikes. Long-term municipal-bond yields were little changed, despite the Fed rate hikes and near-record municipal-bond issuance, reflecting the small change in benchmark Treasury- bond yields. Municipal-bond credit quality remained strong.

comparative Investment Performance (Total Return)

(as of 12.31.04)

	National	Lipper	Lehman
	Municipal	Intermediate	Muni.
	Intermediate	Muni. Debt	10-Year Bond
	Fund	Funds Avg.	Index TR
6 month	3.12%	3.59%	5.00%
1 year	1.94%	2.59%	4.15%
5 year*	5.87%	5.75%	7.04%
10 year*	5.73%	5.68%	7.08%

Comparative investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio Strategy

Through the reporting period

At the beginning of 2004, the Fund's duration was slightly long relative to its peer group. (Duration is a measure of a fund's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) During the first quarter of 2004, the Fund ranked in the top half of its Lipper Intermediate Municipal Debt Funds Average (73 out of 151 funds), as interest rates declined. Factors affecting rates downward trend included a weaker-than-expected labor market, FOMC patience in not raising the Fed funds rate, and foreign investment in U.S. Treasuries. However, in the second quarter, with stronger employment and economic data, interest rates rose sharply, and throughout the quarter we shortened our duration (from 5.05 years to 3.96 years), as we felt interest rates would trend higher through the rest of year. For the second half of 2004, however, longer-term rates trended lower, and because of our relatively short duration position, the Fund underperformed. Our strategy was to continue to be defensive and structure the Fund with higher-coupon and higher-quality securities. Investors who took more risk in terms of longer duration and exposure to lower-rated bonds were rewarded in 2004.

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

National Intermediate
average annual
total return

as of 12.31.04
1 year	-0.83%
5 year	5.27%
10 year	5.43%

Portfolio

statistics

weighted
average maturity
National Intermediate
12.31.04	6 years
12.31.03	7 years

effective duration
National Intermediate
12.31.04	3.88 years
12.31.03	5.05 years

monthly
dividend yield
National Intermediate
12.31.04	3.11%
12.31.03	2.57%

30 day SEC yield
National Intermediate
12.31.04	2.67%
12.31.03	2.84%

Economic Sectors

(% of Total Investments)

Airport	4.9%
Development	1.2%
Education	16.2%
Facilities	11.1%
General Obligation	5.0%
General Revenue	16.5%
Housing	1.7%
Medical	14.4%
Pollution Control	8.1%
Transportation	16.1%
Utilities	4.8%

Total	100%

Going forward

We continue to maintain a high-quality investment focus, with 75% of the Portfolio invested in AAA-rated securities. We are still well diversified across sectors, with various revenue and general obligation bonds. We anticipate maintaining our shorter Portfolio duration and would consider changing this strategy if economic data suggest a period of slower growth that could cause interest rates to fall or remain stable. We still anticipate a modest interest-rate increase in early 2005.

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue the campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. The direction of municipal bond yields will depend on the direction of long-term Treasury yields, which are influenced by changing expectations for inflation, the weakening U.S. budget outlook, and demand for U.S. debt from foreign investors.

January 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1 The Fund ranked 46 out of 122 funds, the 38th percentile, for the three-year period; 36 out of 93 funds, the 39th percentile, for the five-year period; and 29 out of 68 funds, the 43rd percentile, for the ten-year period, in the Lipper Intermediate Municipal Debt Funds Average. Performance data quoted represent past performance, which does not guarantee future results. Lipper rankings are based on total returns at NAV, assuming reinvestment of dividends and capital gains, distributions, and the deduction of all fund expenses. Lipper rankings reflect historical risk-adjusted performance as of 12/31/2004 and are subject to change every month.

Portfolio Managers

Thomas A. Dailey

Gary Miller

Dan Hayes

Fund Information

asset allocation
short-intermediate
tax-exempt bonds

NASDAQ symbol
California CCIMX

CUSIP number
California 131616-10-4

Calvert California Limited-Term Municipal Fund

Performance

For the 12-month reporting period ended December 31, 2004, Calvert California Limited-Term Municipal Fund Class A shares returned 1.21%. The benchmark Lehman 3-Year Municipal Bond Index and Lehman 1-Year Municipal Bond Index returned 1.78% and 1.06%, respectively, while the Lipper California Short-Intermediate Municipal Debt Funds Average returned 1.68%.

Investment Climate

General

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high, and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Tax-exempt money-market rates rose in reaction to the hikes. Long-term municipal-bond yields were little changed, despite the Fed rate increases and near-record municipal-bond issuance, reflecting the small change in benchmark Treasury-bond yields. Municipal-bond credit quality remained strong.

California

During 2004, the state issued $55.3 billion in bonds, a slight decrease from 2003. Yield spreads on bonds became increasingly narrow throughout the year, as credit conditions improved and the state's economic and financial conditions appeared to improve. Although the state's economy and budget situation have shown signs of improvement, concerns remain over the state's short-term fiscal position.

1 Effective December 31, 2003, the Fund's name was changed to Calvert California Limited-Term Municipal Fund. The Fund will maintain an average dollar-weighted maturity of three years or less (previously three to 10 years) and its duration will typically range between zero and three years.

comparative Investment Performance (Total Return)

(as of 12.31.04)

	California	Lehman	Lehman	Lipper CA Short-
	Limited-Term	3-Year	1-Year	Intermediate
	Municipal	Municipal Bond	Municipal Bond	Debt Funds
	Fund	Index TR	Index TR	Average
6 month	1.17%	2.10%	0.78%	3.07%
1 year	1.21%	1.78%	1.06%	1.68%
5 year*	4.79%	4.78%	3.53%	4.27%
10 year*	4.99%	4.97%	4.07%	4.45%

Comparative investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Economic Sectors

(% of Total Investments)

Development	9.7%
Education	14.1%
General Obligation	14.4%
General Revenue	9.9%
Housing	17.2%
Medical	5.2%
Transportation	9.9%
Utilities	19.6%

Total	100%

Growth of a hypothetical $10,000 investment

Average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 1.00%. (Effective December 31, 2003, the Fund reduced its sales charge from 2.75% to 1.00%) No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc. The Fund changed its benchmarks in December 2003 to those more closely correlated with its shorter duration investment strategy.

California Limited-Term
average annual
total return

as of 12.31.04
1 year	0.07%
5 year	4.59%
10 year	4.88%

Portfolio Strategy

For the reporting period

This was the Fund's first year with its new, short-term strategy. It is important to note that we tend to keep the duration of the Fund between one and two years, while the average duration for short/intermediate California municipal funds was 4.7 years as of August 2004, according to Morningstar. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) Our Fund duration ranged between 1.3 and 1.5 years through the reporting period, a strategy implemented in anticipation of rising interest rates and to maintain price stability. Our goal in keeping a short duration is to limit the Fund's share-price volatility in varied interest-rate environments.

The Fund outperformed its peer group in the first half of 2004 because of its short-duration strategy. Both short- and long-term interest rates rose sharply in response to strong employment gains and higher inflation data and in anticipation of a series of rate hikes by the Fed.

In the second half of the year, short-term interest rates continued to rise as the FOMC raised the Fed funds rate. However, longer-term interest rates fell as concerns grew regarding the economy's ability to continue expanding at a healthy pace. Also adding to the downward pressure on long-term rates was massive foreign investment in U.S. securities. In this yield-curve-flattening scenario, the Fund underperformed its peer group, primarily as a result of our lack of exposure to the higher-coupon income and price appreciation of longer-term securities.

Going forward

Portfolio quality remains solid, with an average credit quality rating of AA-. The Fund is well diversified across sectors, with leading portfolio components including Utilities, Transportation, Housing, and General Obligation Bonds.

We intend to remain defensive with our shorter-duration strategy and will begin to selectively purchase securities when we feel we are fairly compensated for interest-rate and credit risk. We will consider changing our strategy if economic data suggest a period of slower growth that could cause interest rates to fall or remain stable. We still anticipate a modest rate increase in early 2005. Because the Fed is continuing to raise rates at a measured pace, we believe investors will begin to demand higher rates on longer-term bonds to compensate for interest-rate risk.

Portfolio

statistics

weighted
average maturity
California Limited-Term
12.31.04	1.45 years
12.31.03	1.98 years

effective duration
California Limited-Term
12.31.04	1.40 years
12.31.03	1.51 years

monthly
dividend yield
California Limited-Term
12.31.04	1.10%
12.31.03	1.39%

30 day SEC yield
California Limited-Term
12.31.04	1.54%
12.31.03	1.46%

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue the campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. The direction of municipal-bond yields will depend on the direction of long-term Treasury yields, which are influenced by changing expectations for inflation, the weakening U.S. budget outlook, and demand for U.S. debt from foreign investors.

We believe the Fund's strategic defensive position will help its relative performance as the Fed continues to raise short-term interest rates into 2005.

January 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04
National Fund
Actual	$1,000.00	$1,031.20	$4.71
Hypothetical	$1,000.00	$1,020.50	$4.69
(5% return per
year before taxes)

California Fund
Actual	$1,000.00	$1,011.70	$4.55
Hypothetical	$1,000.00	$1,020.61	$4.57
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, and 0.90% for National Fund and California Fund, respectively, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors and
Shareholders of Calvert Municipal Fund, Inc.:

We have audited the accompanying statements of net assets of the National Municipal Intermediate Fund and California Limited-Term Municipal Fund, each of a series of Calvert Municipal Fund, Inc., (the "Funds"), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Municipal Intermediate Fund and California Limited-Term Municipal Fund, as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 18, 2005

National Fund
Statement of net Assets
December 31, 2004

	Principal
Municipal Obligations - 98.5%	Amount	Value
Alabama - 1.7%
Homewood Educational Building Authority Revenue Bonds,
5.25%, 12/1/15	$1,220,000	$1,354,920

Arkansas - 1.2%
Greene County Sales & Use Tax Revenue Bonds, 4.75%, 6/1/11	890,000	972,289

California - 2.3%
California State GO SAVR, 1.95%, 5/1/33 (r)	1,000,000	999,950
Victorville MFH Revenue VRDN 2.09%, 12/1/15 (r)	850,000	850,000

Colorado - 2.6%
Lakewood City Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 7.375%, 12/1/13	2,000,000	2,077,140

Connecticut - 2.0%
Connecticut State Health & Educational Facilities
Authority Revenue Bonds, 2.00%, 7/1/33 (r)	1,600,000	1,600,000

Delaware - 1.3%
Delaware State Economic Development Authority
Revenue VRDN, 2.47%, 10/1/17 (r)	1,000,000	1,000,000

Florida - 4.4%
Dade County Florida Education Facilities Authority
Revenue Bonds, 6.00%, 4/1/08	1,000,000	1,108,890
Florida State Ports Financing Commission
Revenue Bonds, 5.50%, 10/1/10	1,840,000	2,014,156
Port St. Lucie Florida Special Tax Assessment
Revenue Bonds, 5.00%, 9/1/12	375,000	415,980

Georgia - 4.2%
Fulton County School District GO Bonds, 5.25%, 1/1/12	1,000,000	1,123,650
George L Smith II Congress Center Authority
Revenue Bonds, 6.00%, 7/1/09	2,000,000	2,254,400

Illinois - 4.1%
Chicago Development Authority Tax Allocation Bonds
6.25%, 11/15/13	1,500,000	1,685,160
Illinois State Educational Facilities Authority
Revenue Bonds, 5.20%, 12/1/19	1,500,000	1,631,895

Maryland - 0.4%
Cecil County Health Department COPs, 7.875%, 7/1/14	336,000	337,680

	Principal
Municipal Obligations - Cont'd	Amount	Value
Massachusetts - 0.6%
Massachusetts State Housing Finance Authority
Revenue Bonds, 5.40%, 12/1/23	$480,000	$495,931

Michigan - 1.7%
Michigan State Building Authority Revenue Bonds
5.50%, 10/15/08	1,000,000	1,105,290
Michigan State Higher Education Facilities Authority
Revenue Bonds, 7.00%, 11/1/05	215,000	222,643

Missouri - 3.4%
St. Louis County Missouri Convention and Sports Facility
Revenue Bonds, 5.25%, 8/15/10	2,000,000	2,227,660
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	514,592

Nebraska - 2.5%
Nebraska State Educational Finance Authority
Revenue VRDN, 2.22%, 3/1/33 (r)	2,000,000	2,000,000

New Jersey - 11.5%
Camden County New Jersey Improvement Authority
Revenue Bonds, 5.25%, 9/1/13	1,000,000	1,123,920
Mercer County New Jersey Improvement Authority Revenue Bonds,
5.00%, 12/15/14	1,000,000	1,100,800
New Jersey State Transit Corporation Revenue Bonds,
5.50%, 9/15/12	2,000,000	2,267,000
New Jersey State Transportation Authority Revenue Bonds:
6.50%, 6/15/11, (Series B, Prerefunded)	745,000	889,701
6.50%, 6/15/11, (Series B, Unrefunded Balance)	1,255,000	1,489,572
New Jersey State Turnpike Authority Revenue Bonds
6.00%, 1/1/13	2,000,000	2,349,320

New York - 10.6%
New York City New York GO Bonds:
5.75%, 8/1/11	1,660,000	1,884,432
5.35%, 8/1/12	1,000,000	1,092,350
New York State Local Government Assistance Corp.
Revenue Bonds, 6.00%, 4/1/14	1,000,000	1,176,570
New York State Thruway Authority Service Contract
Revenue Bonds, 5.25%, 4/1/10	1,345,000	1,450,515
New York State Urban Development Corp. Revenue Bonds
5.25%, 1/1/14	2,500,000	2,814,725
Westchester County New York IDA Civic Facility Revenue Bonds
6.25%, 4/1/05	75,000	75,382

Oklahoma - 6.6%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,228,483
Oklahoma State Industries Authority Revenue Bonds
5.50%, 8/15/09	2,760,000	3,066,471

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pennsylvania - 8.9%
Allegheny County Airport Authority Revenue Bonds
5.75%, 1/1/09	$2,000,000	$2,188,480
Ridley Park Pennsylvania Hospital Authority Revenue Bonds,
6.00%, 12/1/13	1,000,000	1,137,110
South Wayne County Water and Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	763,700
5.95%, 10/15/11	730,000	838,193
5.95%, 10/15/12	285,000	328,887
York County Solid Waste and Refuse Authority
Revenue Bonds, 5.50%, 12/1/12	1,655,000	1,889,100

Puerto Rico - 1.5%
Commonwealth Highway & Transportation Authority
Revenue Bonds, 6.25%, 7/1/13	1,000,000	1,209,680

South Carolina - 5.9%
Charleston County Resource Recovery Revenue Bonds, 5.25%, 1/1/10	2,415,000	2,642,083
Greenville Hospital System Facilities Revenue Bonds
5.25%, 5/1/14	1,000,000	1,109,700
Piedmont Municipal Power Agency VRDN, 1.98%, 1/1/34 (r)	1,000,000	1,000,000

Tennessee - 4.6%
Knox County Health Educational & Housing Facilities Revenue
Bonds, 7.25%, 1/1/09	1,250,000	1,458,850
Knoxville Tennessee Utilities Board Revenue VRDN
2.16%, 1/15/05 (r)	900,000	900,000
Memphis-Shelby County Airport Authority Revenue Bonds,
6.25%, 2/15/09	1,000,000	1,124,680
Sevier County Public Building Authority Revenue VRDN,
2.18%, 6/1/24 (r)	200,000	200,000

Texas - 11.5%
Amarillo Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	3,052,869
Bexar County State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,257,920
Houston Hotel Occupancy Tax & Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,383,605
North Forest Independent School District GO Bonds,
6.25%, 8/15/16	1,500,000	1,550,310

Virginia - 2.3%
Chesterfield County IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	750,000	824,723
Pocahontas Parkway Association Revenue Bonds, Zero Coupon,
8/15/06	1,150,000	1,034,034

Washington - 1.5%
Skagit County Public Hospital District No. 1 Revenue Bonds,
5.75%, 12/1/11	1,050,000	1,160,166

	Principal
Municipal Obligations - Cont'd	Amount	Value
West Virginia - 1.2%
State Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25 (r)	$1,000,000	$976,830

Total Investments (Cost $75,886,032) - 98.5%		79,032,387
Other assets and liabilities, net - 1.5%		1,211,993
Net Assets - 100%		$80,244,380

net assets consist of:
Par value and paid-in capital applicable to 7,330,738 shares of common
stock outstanding; $0.01 par value with 1,000,000,000 shares authorized:		$76,782,851
Undistributed net investment income		63,030
Accumulated net realized gain (loss) on investments		337,075
Net unrealized appreciation (depreciation) on investments		3,061,424

Net Assets		$80,244,380

Net Asset Value Per Share		$10.95

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year U.S. Treasury Notes	103	3/05	$11,281,719	($84,931)

See notes to financial statements.

California Fund

Statement of Net assets

December 31, 2004

	Principal
Municipal Obligations - 96.1%	Amount	Value
California Housing Finance Agency MFH SAVR
2.00%, 2/2/05 (r)	$1,000,000	$1,000,000
California State Department of Transportation Revenue Bonds
3.00%, 2/1/06	1,000,000	1,010,790
California State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	1,325,000	1,446,171
Prerefunded, 6.00%, 12/1/10	430,000	504,025
Unrefunded Balance, 6.00%, 12/1/10	570,000	663,736
California State Economic Recovery Revenue Bonds
5.00%, 7/1/23 (mandatory put, 7/1/2007 @ 100)(r)	1,000,000	1,060,550
California State GO SAVR:
Series D-1, 1.95%, 5/1/33 (r)	1,000,000	999,950
Series D-5, 1.95%, 5/1/33 (r)	1,000,000	1,000,000
California State of California GO Bonds, 5.00%, 3/1/07	1,000,000	1,055,130
California State Public Works Lease Revenue Bonds,
5.00%, 6/1/07	1,000,000	1,059,530
California State Rural Single Family Homes Mortgage
Finance Authority Revenue VRDN, 1.25%, 12/1/06 (r)	495,000	495,000
California Statewide Communities Development Authority
Revenue COPs, 6.00%, 6/1/08	1,000,000	1,117,250
California Statewide Communities Development Authority
Revenue VRDN, 2.05%, 8/1/39 (r)	1,000,000	1,000,000
Central California Unified School District COPs
2.00%, 2/1/24 (mandatory put, 2/1/2006 @ 100)(r)	1,000,000	997,500
Freemont California COPs, 1.70%, 8/1/25
(mandatory put, 8/1/2005 @ 100)(r)	1,000,000	998,320
Gardena California Financing Agency Revenue VRDN
3.00%, 9/1/11 (r)	2,110,000	2,110,000
Los Angeles California MFH Revenue Bonds, 5.85%
12/1/27 (mandatory put, 12/1/2007 @ 100)	970,000	1,009,198
Metropolitan Water District of Southern California Revenue
VRDN, 2.25%, 7/1/36 (r)	500,000	500,000
Natomas California Unified School District COPs,
2.50%, 2/1/28 (mandatory put, 2/1/2005 @ 100)(r)	1,000,000	1,000,500
Southern California Rapid Transit District Special
Assessment Bonds, 5.90%, 9/1/07	1,000,000	1,094,930
Sulphur Springs California Union School District COPs,
3.10%, 3/1/27 (mandatory put, 9/1/2009 @ 100)	1,000,000	1,014,640
Victorville California MFH Revenue VRDN, 2.09%, 12/1/15 (r)	150,000	150,000

TOTAL INVESTMENTS (Cost $20,988,868) - 96.1%		21,287,220
Other assets and liabilities, net - 3.9%		872,517
Net Assets - 100%		$22,159,737

net assets consist of:
Paid-in capital applicable to 2,127,067 outstanding Class A shares of common stock, $0.01 par value with 250,000,000 Class A
shares authorized		$21,861,048
Undistributed net investment income		4,768
Accumulated net realized gain (loss) on investments		(4,431)
Net unrealized appreciation (depreciation) on investments		298,352

Net Assets		$22,159,737

Net Asset Value Per Share		$10.42

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:
COPs : Certificates of Participation	MFH: Multi-Family Housing
GO: General Obligation	SAVR: Select Auction Variable Rate
IDA: Industrial Development Authority	VRDN: Variable Rate Demand Notes
LO: Limited Obligation

See notes to financial statements.

Statements of Operations
Year Ended December 31, 2004

	National	California
Net Investment Income	Fund	Fund
Investment Income:
Interest income	$3,546,405	$583,412

Expenses:
Investment advisory fee	495,556	135,684
Transfer agency fees and expenses	85,112	18,201
Accounting fees	26,056	12,484
Directors' fees and expenses	5,060	1,629
Administrative fees	82,611	22,621
Custodian fees	18,100	7,650
Registration fees	25,136	3,597
Reports to shareholders	19,865	7,981
Professional fees	18,284	17,686
Miscellaneous	3,214	1,682
Total expenses	778,994	229,215
Reimbursement from Advisor	--	(15,500)
Fees waived	(9,498)	(7,960)
Fees paid indirectly	(3,744)	(2,228)
Net expenses	765,752	203,527

Net Investment Income	2,780,653	379,885

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	617,003	(4,431)
Futures	(253,961)	--
	363,042	(4,431)

Change in unrealized appreciation (depreciation) on:
Investments	(1,526,408)	(102,341)
Futures	(84,931)	--
	(1,611,339)	(102,341)

Net Realized and Unrealized
Gain (Loss) on Investments	(1,248,297)	(106,772)

Increase (Decrease) in Net Assets
Resulting from Operations	$1,532,356	$273,113

See notes to financial statements.

National Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$2,780,653	$3,012,593
Net realized gain (loss)	363,042	529,399
Change in unrealized appreciation or (depreciation)	(1,611,339)	(39,139)

Increase (Decrease) in Net Assets
Resulting from Operations	1,532,356	3,502,853

Distributions to shareholders from:
Net investment income	(2,745,566)	(2,991,939)
Net realized gain	(29,194)	(529,907)
Total distributions	(2,774,760)	(3,521,846)

Capital share transactions:
Shares sold	9,847,144	18,883,276
Reinvestment of distributions	2,428,000	3,117,328
Redemption fees	5	--
Shares redeemed	(15,396,355)	(22,737,496)
Total capital share transactions	(3,121,206)	(736,892)

Total Increase (Decrease) in Net Assets	(4,363,610)	(755,885)

Net Assets
Beginning of year	84,607,990	85,363,875
End of year (including undistributed net investment income
of $63,030 and $29,122, respectively)	$80,244,380	$84,607,990

Capital Share Activity
Shares sold	894,410	1,693,484
Reinvestment of distributions	221,418	281,003
Shares redeemed	(1,400,977)	(2,052,473)
Total capital share activity	(285,149)	(77,986)

See notes to financial statements.

California Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$379,885	$820,639
Net realized gain (loss)	(4,431)	1,402,435
Change in unrealized appreciation or (depreciation)	(102,341)	(1,795,870)

Increase (Decrease) in Net Assets
Resulting from Operations	273,113	427,204

Distributions to shareholders from:
Net investment income	(378,256)	(831,545)
Net realized gain	--	(1,114,511)
Total distributions	(378,256)	(1,946,056)

Capital share transactions:
Shares sold	2,705,632	3,129,520
Reinvestment of distributions	265,775	1,488,280
Shares redeemed	(5,041,804)	(8,885,157)
Total capital share transactions	(2,070,397)	(4,267,357)

Total Increase (Decrease) in Net Assets	(2,175,540)	(5,786,209)

Net Assets
Beginning of year	24,335,277	30,121,486
End of year (including undistributed net investment
income of $4,768 and $3,139, respectively)	$22,159,737	$24,335,277

Capital Share Activity
Shares sold	258,978	283,063
Reinvestment of distributions	25,490	139,445
Shares redeemed	(481,876)	(805,593)
Total capital share activity	(197,408)	(383,085)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Municipal Fund, Inc. is comprised of two series, Calvert National Municipal Intermediate Fund ("National") and Calvert California Limited-Term Municipal Fund ("California"), (each a "Fund"). Each Fund is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The operations of each Fund are accounted for separately. Class A shares are sold with a maximum front-end sales charge of 2.75% and 1.00% for National and California, respectively.

During 2003, the Board of Directors ("Board") approved the conversion of the Calvert California Municipal Intermediate Portfolio from an intermediate-term California municipal portfolio to a short-term California municipal portfolio. In this regard, the Board approved a resolution to change the average dollar-weighted maturity of the Portfolio from between three and ten years to three years or less. The transition to the shortened average dollar-weighted maturity was to be completed by December 31, 2003. Effective December 31, 2003, the name of the Portfolio changed to the Calvert California Limited-Term Municipal Fund. Also effective December 31, 2003, the Portfolio reduced the maximum front-end sales charge from 2.75% to 1.00% and the Advisor agreed to limit net annual fund operating expenses to .90%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Other securities for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Funds may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: Effective February 1, 2004, the Funds began to charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (National) or five days of purchase (California) in the same Fund. The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Funds. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Fund: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $58,633 and $18,494 were payable at year end for the National and California Funds, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses for California through April 30, 2005. The contractual expense cap is 0.90%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Fund. For the year ended December 31, 2004, CASC waived $9,498 and $7,960 of its fee for the National and California Funds, respectively. Under the terms of the agreement, $6,156 and $1,233 were payable at year end for the National and California Funds, respectively.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by the Funds, allow the Funds to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Fund. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2004, CDI received $17,107 and $497 as its portion of commissions charged on sales of the National and California Funds, respectively.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Funds. For its services, CSSI received fees of $7,533 and $2,622 for the year ended December 31, 2004 for the National and California Funds, respectively. Under the terms of the agreement, $841 and $300 were payable at year end for the National and California Funds, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Director fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	National	California
Purchases	$30,210,841	$7,179,850
Sales	38,058,873	1,986,461

The following tables present the cost of investments owned at December 31, 2004 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at December 31, 2004, and net realized capital loss carryforwards as of December 31, 2004 with expiration dates.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
National	$75,830,210	$3,202,177	$3,277,583	($75,406)
California	20,988,711	298,509	322,528	(24,019)

Capital Loss Carryforwards

Expiration Date	California
December 31, 2012	$4,431

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

National
	2004	2003
Distributions paid from:
Tax-exempt income	$2,745,051	$2,991,939
Ordinary income	515	--
Long-term capital gain	29,194	529,907
Total	$2,774,760	$3,521,846

California
	2004	2003
Distributions paid from:
Tax-exempt income	$378,256	$831,628
Long-term capital gain	--	1,114,428
Total	$378,256	$1,946,056

As of December 31, 2004, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

	National	California
Undistributed tax-exempt income	$7,208	$4,611
Undistributed long-term capital gain	252,144	--
Capital loss carryforwards	--	(4,431)
Unrealized appreciation (depreciation)	3,202,177	298,509
Total	$3,461,529	$298,689

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of market discount for federal tax purposes.

	National	California
Undistributed net investment income	($1,179)	--
Accumulated net realized gain (loss)	1,179	--

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to the treatment of market discounts and futures contracts for federal tax purposes.

The Funds may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended December 31, 2004, purchases and sales transactions were:

	National	California
Purchases	$8,435,000	$13,106,800
Sales	7,755,000	15,805,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2004.

For the year ended December 31, 2004 borrowings by the Funds under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$11,021	2.19%	$1,572,577	December 2004
California	18,963	1.61%	1,200,688	April 2004

Tax Information (Unaudited)

National designates $29,194 as capital gain dividends paid during fiscal year ended December 31, 2004. This Fund also designates $2,745,051 as exempt-interest dividends paid during the fiscal year ended December 31, 2004.

California Limited-Term designates $378,256 as exempt-interest dividends paid during fiscal year ended December 31, 2004.

National Fund

Financial Highlights

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$11.11	$11.10
Income from investment operations
Net investment income	.37	.38
Net realized and unrealized gain (loss)	(.16)	.08
Total from investment operations	.21	.46
Distributions from
Net investment income	(.37)	(.38)
Net realized gains	**	(.07)
Total distributions	(.37)	(.45)
Total increase (decrease) in net asset value	(.16)	.01
Net asset value, ending	$10.95	$11.11

Total return *	1.94%	4.21%
Ratios to average net assets: A
Net investment income	3.37%	3.43%
Total expenses	.94%	.94%
Expenses before offsets	.93%	.93%
Net expenses	.93%	.92%
Portfolio turnover	40%	52%
Net assets, ending (in thousands)	$80,244	$84,608

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$10.58	$10.64	$10.12
Income from investment operations
Net investment income	.42	.45	.46
Net realized and unrealized gain (loss)	.60	(.06)	.52
Total from investment operations	1.02	.39	.98
Distributions from
Net investment income	(.42)	(.45)	(.46)
Net realized gains	(.08)	--	--
Total distributions	(.50)	(.45)	(.46)
Total increase (decrease) in net asset value	.52	(.06)	.52
Net asset value, ending	$11.10	$10.58	$10.64

Total return *	9.90%	3.65%	9.91%
Ratios to average net assets: A
Net investment income	3.86%	4.15%	4.47%
Total expenses	.92%	.91%	.95%
Expenses before offsets	.91%	.91%	.95%
Net expenses	.90%	.90%	.89%
Portfolio turnover	71%	43%	32%
Net assets, ending (in thousands)	$85,364	$77,323	$72,104

See notes to financial statements.

California Fund

Financial Highlights

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$10.47	$11.12
Income from investment operations
Net investment income	.18	.32
Net realized and unrealized gain (loss)	(.05)	(.14)
Total from investment operations	.13	.18
Distributions from
Net investment income	(.18)	(.33)
Net realized gain	--	(.50)
Total distributions	(.18)	(.83)
Total increase (decrease) in net asset value	(.05)	(.65)
Net asset value, ending	$10.42	$10.47

Total return *	1.21%	1.61%
Ratios to average net assets: A
Net investment income	1.68%	2.90%
Total expenses	1.01%	.96%
Expenses before offsets	.91%	.94%
Net expenses	.90%	.93%
Portfolio turnover	16%	98%
Net assets, ending (in thousands)	$22,160	$24,335

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$10.60	$10.68	$10.13
Income from investment operations
Net investment income	.38	.40	.43
Net realized and unrealized gain (loss)	.52	(.08)	.55
Total from investment operations	.90	.32	.98
Distributions from
Net investment income	(.38)	(.40)	(.43)
Total increase (decrease) in net asset value	.52	(.08)	.55
Net asset value, ending	$11.12	$10.60	$10.68

Total return *	8.63%	3.04%	9.88%
Ratios to average net assets: A
Net investment income	3.47%	3.74%	4.14%
Total expenses	.95%	.92%	.92%
Expenses before offsets	.93%	.92%	.92%
Net expenses	.91%	.89%	.87%
Portfolio turnover	30%	10%	4%
Net assets, ending (in thousands)	$30,121	$27,971	$27,592

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect the deduction of Class A front end sales charge.

** Distribution was less than $.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Director and officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited Senior Appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc. 2002.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert
Municipal
Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/03		Fiscal Year ended 12/31/04
	$	%*	$	% *

(a) Audit Fees	$26,400	0%	$27,500	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$4,400	0%	$4,620	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$30,800	0%	$32,120	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/03		Fiscal Year ended 12/31/04
$	%*	$	% *
$66,000	0%	$11,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:	/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: March 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek

Barbara Krumsiek

President -- Principal Executive Officer

Date: March 3, 2005

/s/ Ronald Wolfsheimer

Ronald Wolfsheimer

Treasurer -- Principal Financial Officer

Date: March 4, 2005